SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2004

COINSTAR, INC.

(Exact name of registrant as specified in charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COINSTAR, INC.

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

(425) 943-8000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Coinstar, Inc. (“Coinstar”) Earnings Release for the Quarter Ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

On April 29, 2004, Coinstar issued an earnings release announcing its financial results for the quarter ended March 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished pursuant to Item 12, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COINSTAR, INC.

By:	/s/ David W. Cole
David W. Cole
Chief Executive Officer

Dated: April 29, 2004

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Earnings Release for Quarter Ended March 31, 2004